UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2013

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the prepared remarks delivered by PepsiCo, Inc. ("PepsiCo") during its conference call with investors on July 24, 2013 discussing its second-quarter results and the outlook for 2013.

Attached as Exhibit 99.2 and incorporated by reference into this Item 2.02 is a copy of the press release issued by PepsiCo, dated July 24, 2013, reporting PepsiCo’s financial results for the 12 and 24 weeks ended June 15, 2013.

Item 9.01 Financial Statements and Exhibits.

99.1
Prepared remarks delivered by PepsiCo, Inc. during its conference call with investors on July 24, 2013.

99.2
Press release issued by PepsiCo, Inc., dated July 24, 2013, reporting PepsiCo’s financial results for the 12 and 24 weeks ended June 15, 2013, which is incorporated herein by reference to Exhibit 99.1 to PepsiCo’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

July 24, 2013	By:	Kelly Mahon Tullier

Name: Kelly Mahon Tullier
Title: Senior Vice President, Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Prepared remarks delivered by PepsiCo, Inc. during its conference call with investors on July 24, 2013.

99.2 Press release issued by PepsiCo, Inc., dated July 24, 2013, reporting PepsiCo’s financial results for the 12 and 24 weeks ended June 15, 2013, which is incorporated herein by reference to Exhibit 99.1 to PepsiCo’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2013.